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                                                                   EXHIBIT 99(1)



                             JOINT FILING AGREEMENT

         The undersigned, and each of them, do hereby agree and consent to the filing of a single statement on behalf of all of them on Schedule 13D and amendments thereto, in accordance with the provisions of Rule 13d-1(f)(1) of the Securities Exchange Act of 1934.

Dated:  July 3, 1997
                                         ATRIUM/PG ACQUISITION CORP.


                                         By:/s/ Jeffry S. Fronterhouse
                                            -----------------------------------
                                         Name:  Jeffry S. Fronterhouse
                                              ---------------------------------
                                         Title: Executive Vice President and
                                                Secretary
                                               --------------------------------


                                         ATRIUM ACQUISITION HOLDINGS
                                         CORP.


                                         By:/s/ Jeffry S. Fronterhouse
                                            -----------------------------------
                                         Name:  Jeffry S. Fronterhouse
                                              ---------------------------------
                                         Title: Executive Vice President and
                                                Secretary
                                               --------------------------------


                                         ATRIUM CORPORATION


                                         By:/s/ Jeffry S. Fronterhouse
                                            -----------------------------------
                                         Name:  Jeffry S. Fronterhouse
                                              ---------------------------------
                                         Title: Executive Vice President
                                               --------------------------------


                                         HM3 COINVESTORS, L.P.

                                         By:     Hicks, Muse GP Partners III,
                                                 L.P.,

                                                 Its General Partner

                                         By:     Hicks, Muse Fund III
                                                 Incorporated,

                                                 Its General Partner


                                         By:/s/ Jeffry S. Fronterhouse
                                            -----------------------------------
                                         Name:  Jeffry S. Fronterhouse
                                              ---------------------------------
                                         Title: Vice President
                                               --------------------------------
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                                         HICKS, MUSE, TATE & FURST EQUITY
                                         FUND III, L.P.

                                         By:     HM3/GP Partners, L.P.,
                                                 Its General Partner

                                         By:     Hicks, Muse GP Partners III,
                                                 L.P.,
                                                 Its General Partner

                                         By:     Hicks, Muse Fund III
                                                 Incorporated,
                                                 Its General Partner


                                         By:/s/ Jeffry S. Fronterhouse
                                            -----------------------------------
                                         Name:  Jeffry S. Fronterhouse
                                              ---------------------------------
                                         Title: Vice President
                                               --------------------------------


                                         HM3/GP PARTNERS, L.P.

                                         By:     Hicks, Muse GP Partners III,
                                                 L.P.,
                                                 Its General Partner

                                         By:     Hicks, Muse Fund III
                                                 Incorporated,
                                                 Its General Partner


                                         By:/s/ Jeffry S. Fronterhouse
                                            -----------------------------------
                                         Name:  Jeffry S. Fronterhouse
                                              ---------------------------------
                                         Title: Vice President
                                               --------------------------------


                                         HICKS, MUSE GP PARTNERS III, L.P.

                                         By:     Hicks, Muse Fund III
                                                 Incorporated,
                                                 Its General Partner


                                         By:/s/ Jeffry S. Fronterhouse
                                            -----------------------------------
                                         Name:  Jeffry S. Fronterhouse
                                              ---------------------------------
                                         Title: Vice President
                                               --------------------------------


                                         HICKS, MUSE FUND III INCORPORATED


                                         By:/s/ Jeffry S. Fronterhouse
                                            -----------------------------------
                                         Name:  Jeffry S. Fronterhouse
                                              ---------------------------------
                                         Title: Vice President
                                               --------------------------------


                                         /s/ Thomas O. Hicks
                                         --------------------------------------
                                         Thomas O. Hicks